UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
_____________________
FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): November 30, 2022
Belden Inc.
(EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)

_____________________

Delaware	001-12561	36-3601505
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1 North Brentwood Boulevard, 15th Floor
St. Louis, Missouri 63105
(Address of Principal Executive Offices, including Zip Code)

(314) 854-8000
(Registrant’s telephone number, including area code)
n/a
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if this Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, $0.01 par value	BDC	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

(a) Effective November 30, 2022, the Board of Directors (the “Board”) of Belden Inc. (the “Company”) adopted amendments to the Company’s bylaws for the purposes of (1) aligning the bylaws with the recently amended Section 219 of the Delaware General Corporate Law; (2) ensure that the bylaws comply with new SEC Rule 14a-9; and (3) to make other general clean-up and modernization amendments deemed proper by the Board. The amendments were as follows:

Article II, Section 3 was deleted in its entirety and replaced with the following:

Place of Meetings. The board of directors may designate any place, either within or without the State of Delaware, as the place of meeting for any annual meeting or for any special meeting called by the board of directors. The board of directors may, in its sole discretion, determine that a meeting of stockholders shall not be held at any place, but may instead be held solely by means of remote communication authorized by and in accordance with the General Corporation Law of the State of Delaware. If no designation is made, or if a special meeting be otherwise called, the place of meeting shall be the principal executive office of the corporation.

Article II, Section 4 was deleted in its entirety and replaced with the following:

Notice. Whenever stockholders are required or permitted to take action at a meeting, written, printed or electronic notice stating the place or means of remote communication, date, time, and, in the case of special meetings, the purpose or purposes, of such meeting, shall be given to each stockholder entitled to vote at such meeting not less than 10 nor more than 60 days before the date of the meeting. All such notices shall be delivered, either personally, by mail or by electronic transmission, by or at the direction of the board of directors, the president or the secretary, and (i) if mailed, such notice shall be deemed to be delivered when deposited in the United States mail, postage prepaid, addressed to the stockholder at his, her or its address as the same appears on the records of the corporation, (ii) if delivered by courier service, such notice shall be deemed to be delivered on the earlier of when the notice is received or left at such stockholder’s address or (iii) if given by electronic mail, when directed to such stockholder’s electronic mail address unless the stockholder has notified the Corporation in writing or by electronic transmission of an objection to receiving notice by electronic mail or such notice is prohibited by the General Corporation Law of the State of Delaware. Attendance of a person at a meeting shall constitute a waiver of notice of such meeting, except when the person attends for the express purpose of objecting at the beginning of the meeting to the transaction of any business because the meeting is not lawfully called or convened.

Article II, Section 5 was deleted in its entirety and replaced with the following:

Stockholders List. The Corporation shall prepare, no later than the tenth day before every meeting of the stockholders, a complete list of the stockholders entitled to vote at such meeting arranged in alphabetical order, showing the address of each stockholder and the number of shares registered in the name of each stockholder. Such list shall be open to the examination of any stockholder, for any purpose germane to the meeting, during ordinary business hours, for a period of 10 days ending on the day before the meeting date, either (a) on a reasonably accessible electronic network, provided that the information required to gain access to such list is provided with the notice of the meeting or (b) at a place within the city where the meeting is to be held, which place shall be specified in the notice of the meeting or, if not so specified, at the place where the meeting is to be held.

Article II, Section 7 was deleted in its entirety and replaced with the following:

Adjourned Meetings. When a meeting is adjourned to another time and place (including an adjournment taken to address a technical failure to convene or continue a meeting using remote communication), notice need not be given of the adjourned meeting if the time and place or means of remote communications thereof are announced at the meeting at which the adjournment is taken, or are provided in any other manner permitted by the General Corporation Law of the State of Delaware. At the adjourned meeting the corporation may transact any business which might have been transacted at the original meeting. If the adjournment is for more than thirty days, or if after the adjournment a new record date is fixed for the adjourned meeting, a notice of the adjourned meeting shall be given to each stockholder of a record entitled to vote at the meeting.

Article II, Section 10 was deleted in its entirety and replaced with the following:

Proxies. Each stockholder entitled to vote at a meeting of stockholders or to express a consent or dissent to corporate action in writing without a meeting may authorize another person or persons to act for him or her by proxy, but no such proxy shall be voted or acted upon after three years from its date, unless the proxy provides for a longer period. Any stockholder directly or indirectly soliciting proxies from other stockholders must use a proxy card color other than white, which shall be reserved for the exclusive use by the board of directors.

Article II, Section 12(a)(i) was deleted in its entirety and replaced with the following:

Nominations by a stockholder of candidates for election to the board of directors by stockholders at a meeting of stockholders or upon written consent without a meeting may be made only if (1) the stockholder complies with the procedures set forth in this Section 12(a) and (2) the stockholder complies in all respects with the requirements of Regulation 14A under the Securities Exchange Act of 1934, as amended (the “Exchange Act”) including, without limitation, the requirements of Rule 14a-19 (as such rule and regulations may be amended from time to time by the Securities and Exchange Commission including any SEC Staff interpretations relating thereto), and (3) the board of directors or a nominating committee designated thereby shall determine that the stockholder has satisfied the requirements of this clause (i), and any candidate proposed by a stockholder not nominated in accordance with such provisions shall not be considered or acted upon for execution at such meeting of stockholders.

Article II, Section 12(a)(vii) was deleted in its entirety and replaced with the following:

Notwithstanding the foregoing provisions of this Section 12(a), unless otherwise required by law, no Nominating Stockholder shall solicit proxies in support of director nominees other than the Company's nominees unless such Nominating Stockholder has complied with Rule 14a-19 promulgated under the Exchange Act in connection with the solicitation of such proxies in all respects, including but not limited to the minimum solicitation and notice requirements. If any Nominating Stockholder (1) provides notice pursuant to Rule 14a-19(b) promulgated under the Exchange Act and (2) subsequently fails to comply with the requirements of Rules 14a-19(a)(2) and Rule 14a-19(a)(3) promulgated under the Exchange Act, then the Company shall disregard any proxies or votes solicited for the Nominating Stockholder's candidates. Upon request by the Company, if a Nominating Stockholder provides notice pursuant to Rule14a-19(b) promulgated under the Exchange Act, such Nominating Stockholder shall deliver to the corporation, no later than five (5) business days prior to the applicable meeting, reasonable evidence that it has met the requirements of Rule 14a-19(a)(3) and 14a-19(b) and the Company will determine whether such Nominating Stockholder complied in all respects.

Article III, Section 6 was deleted in its entirety and replaced with the following:

Other Meetings and Notices. Regular meetings, other than the annual meeting, of the board of directors may be held without notice at such time and at such place as shall from time to time be determined by resolution of the board. Special meetings of the board of directors may be called by or at the request of the president or any director on at least 24 hours notice to each director, either personally, by telephone, by mail or by electronic mail.

Article III, Section 13 was deleted in its entirety and replaced with the following:

Action by Written Consent. Unless otherwise restricted by the certificate of incorporation, any action required or permitted to be taken at any meeting of the board of directors, or of any committee thereof, may be taken without a meeting if all members of the board or committee, as the case may be, consent thereto in writing or by electronic transmission. After an action is taken, the consent or consents relating thereto shall be filed with the minutes of proceedings of the board or committee.

A copy of the amended and restated bylaws as of November 30, 2022 is included as Exhibit 3.1 hereto and is hereby incorporated by reference.

Item 9.01. Financial Statements and Exhibits.

d) Exhibits

Exhibit 3.1	Amended and Restated Bylaws of Belden Inc. as of November 30, 2022

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BELDEN INC.

Date: December 6, 2022	By:	/s/ Brian E. Anderson
Brian E. Anderson
Senior Vice President-Legal, General
Counsel and Corporate Secretary